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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - March 14, 2002


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)



          DELAWARE                         0-9808                 76-0582150
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             23.1  Consent of PricewaterhouseCoopers LLP

             99.1 Plains All American Pipeline, L.P.'s Audited 2001 Consolidated Financial Statements



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  March 14, 2002       By:  Plains AAP, L.P., its general partner

                            By: Plains All American GP LLC, its general partner

                            By:     /s/ Phil Kramer
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                            Name:   Phil Kramer
                            Title:  Executive Vice President and Chief
                                    Financial Officer